UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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THE BOSTON TRUST & WALDEN FUNDS
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The Boston Trust & Walden Funds
3435 Stelzer Road
Columbus, Ohio 43219

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 18, 2016

The Board of Trustees of The Boston Trust & Walden Funds, an open-end investment management company organized as an Massachusetts business trust (the "Trust" and each series thereof, a "Fund"), has called a special meeting of the shareholders of the Trust (the "Meeting"), to be held at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, on July 18, 2016 at 10:30 a.m., Eastern Time, for the following purposes:

1.  To approve an amendment to each Fund's fundamental policy regarding loans. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)

2.  To approve an amendment to each Fund's fundamental policy regarding borrowing. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)

3.  To elect Elizabeth McGeveran to the Board of Trustees of the Trust.

4.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 1, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June 15, 2016.

By Order of the Board of Trustees

/s/ Lucia B. Santini, President

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-800-282-8782, x 7050.

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The Boston Trust & Walden Funds
3435 Stelzer Road
Columbus, Ohio 43219

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 18, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees" or the "Board of Trustees") of The Boston Trust & Walden Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, on July 18, 2016 at 10:30 a.m., Eastern Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund and Boston Trust Small Cap Fund (the "Boston Trust Funds") and the Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund, Walden Small Cap Innovations Fund and Walden International Equity Fund (the "Walden Funds" and collectively with the Boston Trust Funds, the "Funds"), each a series of the Trust.

The Board called the Meeting for the following purposes:

1.  To approve an amendment to each Fund's fundamental policy regarding loans. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)

2.  To approve an amendment to each Fund's fundamental policy regarding borrowing. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)

3.  To elect Elizabeth McGeveran to the Board of Trustees of the Trust.

4.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about June 15, 2016.

Only shareholders of record at the close of business on June 1, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Funds are managed by Boston Trust Investment Management, Inc. (the "Adviser"), One Beacon Street, 33rd Floor, Boston, MA 02108.

Important Notice Regarding Internet Availability of Proxy Materials
This Proxy Statement is available at www.btim.com. The Trust's Proxy Statement and annual and semi-annual reports are available at no charge by calling 1-800-282-8782 x7050.

PROPOSALS 1-2

APPROVE AMENDMENTS TO
CERTAIN FUNDAMENTAL POLICIES OF EACH FUND

The Board, on behalf of the Trust, has approved the filing of an application (the "Application") for an order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Funds to participate in an interfund lending facility (the "Facility") under which the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with the terms and conditions set forth in the Order. Without the relief provided by the Order, certain provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), would prohibit the Funds from borrowing from and lending to each other under the Facility. The Application was filed on June 3, 2016, but the Funds will not participate in the Facility unless and until Proposals 1 and 2 are approved by shareholders.

Currently, the Funds may invest their daily cash balances in money market funds and other short-term investments with banks or other lenders, or they may borrow money from banks or other lenders for temporary purposes to satisfy redemption requests or for other temporary purposes. If the Order is granted, the Funds would be permitted to lend money directly to, and borrow money directly from, each other for temporary purposes (loans made under the Facility must be paid within seven days). Through the use of the Facility, the Funds intend to: (i) reduce the costs that would be incurred in borrowing from banks and other lenders; (ii) enhance their ability to earn higher interest rates on their otherwise uninvested cash balances that would be available from such short-term investments; and (iii) improve their liquidity.

Currently, the Funds are each subject to a number of "fundamental" investment restrictions, and under the 1940 Act, a fundamental investment restriction may be changed or eliminated only with shareholder approval. Two of the Funds' fundamental investment restrictions, which relate to each Fund's abilities to make loans and borrow money, would prohibit the Funds' from being able to participate in the Facility as contemplated in the Application, even if the Order were granted.

Proposals 1 and 2, therefore, are being proposed to modify those two fundamental investment restrictions so that the Funds may, if the Order is granted, directly lend to and borrow money from each other under the Facility.

The proposed amendments to the Funds' fundamental investment restrictions will not affect any Fund's investment goal or its current principal investment strategies. The Board and the Adviser anticipate that the proposed changes in the investment restrictions will not materially change the manner in which the Funds are currently managed and operated. Although the proposed amendments will permit the Funds to participate in the Facility, the Board and the Adviser at this time do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in any Fund.

Shareholders in each Fund will vote separately on Proposals 1 and 2. If Proposals 1 and 2 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified. Notification will be made through either (i) a supplement to the prospectus and/or Statement of Additional Information ("SAI") or (ii) revisions to such documents at the time of the annual update to the Fund's registration statement. Neither the Board nor the Adviser know of any contest or dispute as to the actions to be taken under Proposals 1 and 2. If shareholders of a Fund fail to approve either Proposal 1 or 2, none of the changes contemplated by Proposals 1 and 2 will be effective for that Fund.

The Board unanimously recommends that shareholders of each Fund vote "FOR" Proposals 1 and 2.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO EACH FUND'S
FUNDAMENTAL POLICY REGARDING LOANS

Under the 1940 Act, an investment company must describe, and designate as fundamental, its policy with respect to making loans. Each Fund's current fundamental policy regarding loans is as follows:

The Funds may not:

Make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

As currently written, each Fund's fundamental policy regarding loans would prohibit the Fund from making loans to another Fund under the Facility, even if the Order was granted. As a result, to permit each Fund to participate in the Facility, it is being proposed that each Fund's fundamental policy regarding loans be amended to read as follows:

The Funds may not:

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The proposed investment restriction is substantially the same as the Funds' current restriction, except that it also permits interfund lending in accordance with the terms and conditions of the Order. Those terms and conditions are anticipated to impose specific limitations on the duration, rates and amounts of loans made under the Facility that are designed to reduce the risk of making such loans and provide more favorable interest rates than would otherwise be available. Those terms and conditions are also anticipated to provide for substantial administrative oversight by the Board, the Trust's Chief Compliance Officer ("CCO"), the Funds' independent public accounting firm, and the Funds' investment adviser. Therefore, adoption of the proposed investment restriction is not expected to introduce additional material risk to the Funds or to affect the ways the Funds are managed.

The Board unanimously recommends that shareholders of each Fund vote "FOR" Proposal 1.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO EACH FUND'S
FUNDAMENTAL POLICY REGARDING BORROWING

The 1940 Act imposes certain limitations on the borrowing activities of investment companies and those limitations must be fundamental. Borrowing limitations are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to the claims of creditors that, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within 60 days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique affords a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

Each Fund's current fundamental policy regarding borrowing is as follows:

The Funds may not:

Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase agreements.

If the Order were granted as contemplated by the Application, a Fund would be permitted to borrow from another Fund on a temporary basis in amounts that exceed 5% of the borrowing Fund's total assets, subject to certain limitations. In particular, it is anticipated that under the Facility:

(i) Unsecured interfund loans may be made as long as the total borrowing from all sources after the loan does not exceed 10% of the borrower's total assets; and

(ii) Interfund loans in excess of that amount must be secured by a pledge of segregated collateral with a market value of at least 102% of the outstanding principal amount of the loan; and

(iii) A Fund may not borrow through the Facility if, after the loan, total borrowing from all sources would exceed 33 1/3% of the Fund's total assets.

As currently written, each Fund's fundamental policy regarding borrowing would prohibit the Fund from making loans to another Fund to the extent contemplated by the Application, even if the Order were granted. As a result, to permit each Fund to participate in the Facility as contemplated by the Application, it is being proposed that each Fund's fundamental policy regarding borrowing be amended to read as follows:

The Funds may not:

Borrow money, except that the Fund may borrow money (a) from a bank or from another fund of the Trust, provided that immediately after such borrowing, the aggregate amount of all borrowings does not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings), or (b) from a bank or other person for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase agreements.

In the event that asset coverage at any time falls below 300%, the Fund will within three business days, or longer if permitted by the SEC, reduce the amount of borrowing to the extent that the asset coverage of the amounts borrowed is at least 300%. To the extent that the Fund may invest in reverse repurchase agreements, it will segregate with its custodian liquid securities equal to the Fund's potential obligation. These securities will be marked-to-market daily.

The proposed investment restriction is substantially the same as the Funds' current restriction, except that it also permits borrowing under an interfund lending program in accordance with the terms and conditions of the Order. Those terms and conditions are anticipated to impose specific limitations on the duration, rates and amounts of loans made under the Facility that are designed to reduce the risk of borrowing and provide more favorable interest rates than would otherwise be available. Those terms and conditions are anticipated to provide for substantial administrative oversight by the Board, the Trust's CCO, the Funds' independent public accounting firm, and the Adviser. Therefore, adoption of the proposed investment restriction is not expected to introduce additional material risk to the Funds or to affect the ways the Funds are managed.

The Board unanimously recommends that shareholders of each Fund vote "FOR" Proposal 2.

PROPOSAL 3

ELECTION OF TRUSTEE

In this proposal, shareholders of the Fund are being asked to elect Elizabeth McGeveran (the "Nominee") to the Board. Ms. McGeveran has agreed to serve on the Board for an indefinite term.

Ms. McGeveran is an incumbent Independent Trustee, having been appointed to that position by the Board on December 3, 2015. During a meeting of the Trust's Nominating Committee held on December 3, 2015, the Trust's Nominating Committee nominated Ms. McGeveran for appointment to the Board. During a meeting of the Board of Trustees held on the same day, Ms. McGeveran was appointed to the Board by the members of the Board of Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as the "Independent Trustees").

The Investment Company Act of 1940, as amended (the "1940 Act"), requires two-thirds of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board now proposes to have shareholders elect Ms. McGeveran to her current position. Even if shareholders do not elect Ms. McGeveran, she will continue to serve in her current capacity pursuant to her appointment to the Board.

Information about the Nominee

Below is information about Ms. McGeveran and the attributes that qualify her to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experiences of Ms. McGeveran makes her highly qualified.

Incumbent Independent Trustee Nominee

The Board believes that Ms. McGeveran should be elected by shareholders as a Trustee principally because of her extensive senior-level financial and impact investing experience, coupled with her ability to think and act independently, her capacity to work in a collegial manner with other Trustees and her character and integrity. The Board also believes that Ms. McGeveran brings a diversity of gender, viewpoints, background and experience to the Board. Since 2014, Ms. McGeveran has served as Director of Impact Investing for The McKnight Foundation, where she is responsible for investing in businesses and funds that are building the low-carbon economy, improving the water quality of the Mississippi River, and contributing to a thriving, sustainable Minnesota. From 1999 until 2013, she served as Senior Vice President, Governance & Sustainable Investment, for F&C Asset Management plc, a London-based, $150-billion asset manager, where she built the firm's market-leading socially responsible investment business and served as a senior manager to one of the industry's largest teams.

The following table provides information regarding the Nominee:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee During the Past Five Years
Elizabeth E. McGeveran 3435 Stelzer Road Columbus, Ohio 43219 Year of Birth: 1971	Trustee	Indefinite; Since April, 2016	Director of Impact Investing, The McKnight Foundation, September, 2014 to present; Senior Vice President, Governance & Sustainable Investment, F&C Asset Management plc, October, 1999 to April, 2013.	11	None

*  Trustees hold their position until their resignation or removal.

**  The "Fund Complex" consists of The Boston Trust and Walden Funds.

Independent Trustees

The following table provides information regarding the incumbent Independent Trustees (excluding the Nominee):

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex** Overseen by Trustee	Other Trusteeships Held by the Trustee for Trustee During the Past Five Years
Diane E. Armstrong 3435 Stelzer Road Columbus, OH 43219 Year of Birth: 1964	Trustee	Indefinite; Since February, 2005	President, Armstrong Financial Services (financial planning firm), November, 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July, 2008 to November, 2012.	11	None
Michael M. Van Buskirk 3435 Stelzer Road Columbus, Ohio 43219 Year of Birth: 1947	Trustee and Chairman of the Board	Indefinite; Trustee since January, 1992. Chairman since January, 2006.	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to December, 2013.	11	None
James H. Woodward 3435 Stelzer Road Columbus, Ohio 43219 Year of Birth: 1939	Trustee	Indefinite; Since February, 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August, 2005 to present. Chancellor, North Carolina State University, June, 2009 to April, 2010.	11	None

*  Trustees hold their position until their resignation or removal.

**  The "Fund Complex" consists of The Boston Trust and Walden Funds.

Interested Trustees

The following table provides information regarding the incumbent Trustees who are "interested persons" as defined in the 1940 Act:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Fund Complex** in the Trust Overseen by Trustee	Other Trusteeships Held by the Trustee During the Past Five Years
Lucia B. Santini One Beacon Street, 33rd Floor Boston, MA 02108 Year of Birth: 1958	Trustee and President	Indefinite; Since June, 2011	Managing Director and Portfolio Manager, Boston Trust Investment Management, Inc., February, 2001 to present; Managing Director, Boston Trust & Investment Management Company (bank trust company), November, 1993 to present.	11	None
Heidi Soumerai One Beacon Street, 33rd Floor Boston, MA 02108 Year of Birth: 1957	Trustee	Indefinite, Since May, 2013	Managing Director and Director ESG Research, Boston Trust & Investment Management Company, August 2004 – present; Research Analyst, Boston Trust & Investment Management, January, 1985 to present.	11	None

*  Trustees hold their position until their resignation or removal.

**  The "Fund Complex" consists of The Boston Trust and Walden Funds.

Officers

The following table provides information regarding the officers of the Trust who are not Trustees:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years
Jennifer Ellis One Beacon Street, 33rd Floor Boston, MA 02108 Year of Birth: 1972	Treasurer	Indefinite; Since May, 2011	Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May, 2011 to present; Vice-President of Finance, Vesbridge Partners, June, 2004 to present.
Curtis Barnes 100 Summer Street Boston, MA 02110 Year of Birth: 1953	Secretary	Indefinite; Since May, 2007	Senior Vice President, Citi Fund Services Ohio, Inc., August, 2007 to present.
Charles Booth 3435 Stelzer Road Columbus, Ohio 43219 Year of Birth: 1960	Chief Compliance Officer	Indefinite; Since May, 2015	Director, Citi Fund Services Ohio, Inc., May, 2007 to present.

*  Officers hold their position until a successor has been duly elected and qualified.

Incumbent Trustee Qualifications

Below are summaries of the qualifications of the incumbent Trustees who are not candidates being proposed for election at the Meeting. The Trust has concluded that each of these Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees' duties, to question management and other service providers regarding material factors bearing on the management and administration of the Trust, and to exercise his or her business judgment in a manner that serves the best interests of the Funds' shareholders. The experiences, qualifications, attributes and skills of each Trustee, as described below, qualify them to serve as a Trustee of the Trust.

Ms. Armstrong brings investment, auditing, budgeting and financial reporting skills to the Board of Trustees and her investment management background provides important insights into the needs of Fund shareholders. Ms. Armstrong has been the President of Armstrong Financial Services, a financial planning firm, since 2012, and she served as Managing Director of Financial Planning Services of WealthStone, a financial planning firm, from 2008 to 2012.

Mr. Van Buskirk has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates. From 1993 through 2013, Mr. Van Buskirk served the Chairman and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Before that role, he served as senior executive of a major financial services company.

Mr. Woodward's strategic planning, organizational and leadership skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures. Mr. Woodward has served as the Chancellor Emeritus of University of North Carolina at Charlotte since 2005.

Ms. Santini brings operational, investment management and marketing knowledge to the Board of Trustees. Ms. Santini has been a Managing Director of the Adviser, since 2001 and Managing Director and Portfolio Manager of Boston Trust & Investment Management Company, the parent of the Adviser, since 1993.

Ms. Soumerai has extensive investment management experience, including extensive social investing knowledge. Ms. Soumerai is a Managing Director and Director of ESG Research for Boston Trust & Investment Management Company, the parent company of the Adviser, and has served in that role since August 2004. As Director of ESG research, she oversees the evaluation of existing and potential securities relative to environmental, social and governance (ESG) factors.

Trustee Trust Ownership

Some of the Trustees own shares of the Funds. The following table shows the dollar range of the shares beneficially owned by each Trustee as of December 31, 2015:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Elizabeth E. McGeveran	None	None
Diane E. Armstrong	$10,001 – $50,000	$10,001 – $50,000
Michael M. Van Buskirk	Over $100,000	Over $100,000
James H. Woodward	$1 – $10,000	$1 – $10,000
Lucia B. Santini	Over $100,000	Over $100,000
Heidi Soumerai	Over $100,000	Over $100,000

*  Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000 and over $100,000.

**  "Family of Investment Companies" means The Boston Trust and Walden Funds.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended March 31, 2016:

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
Elizabeth E. McGeveran*	$0	$0	$0	$0
Diane E. Armstrong	$22,900	$0	$0	$0

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
Michael M. Van Buskirk	$27,700	$0	$0	$0
James H. Woodward	$22,900	$0	$0	$0
Lucia B. Santini	$0	$0	$0	$0
Heidi Soumerai	$0	$0	$0	$0

*  Ms. McGeveran joined the Board effective April 1, 2016.

Leadership Structure and Board of Trustees

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers. The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board is currently composed of six Trustees, four of whom are Independent Trustees. The Chairman of the Board is an Independent Trustee. The Chairman's responsibilities include, among other things, scheduling Board meetings, setting and prioritizing Board meeting agendas, serving as a point person for the exchange of information between management and the Board of Trustees, coordinating communications among the Trustees, and ensuring that the Board receives reports from management on essential matters. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Trust's CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure.

During the Trust's last fiscal year, the Board met four times.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds' risks directly and through its committees. While day-to-day risk management responsibilities rest with the Trust's CCO, investment adviser and other service providers, the Board monitors and tracks risk by:

1.  Receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds;

2.  Reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust's valuation policies and transaction procedures;

3.  Periodically meeting with portfolio management to review investment strategies, techniques and the processes used to manage related risks;

4.  Meeting with representatives of key service providers, including the Fund's investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of the Funds;

5.  Engaging the services of the Trust's CCO to test the compliance procedures of the Trust and its service providers;

6.  Receiving and reviewing reports from the Trust's independent registered public accounting firm regarding each Fund's financial condition and the Trust's internal controls;

7.  Receiving reports from the Adviser's CCO and the Trust's Anti-Money Laundering Compliance Officer; and

8.  Engaging the Trust's CCO to review the adequacy of the Trust's compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the Adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

The Board has established an Audit Committee, Nominating Committee and Valuation Committee to assist it in performing its oversight function. The Audit Committee, comprised of all the Independent Trustees, oversees the Trust's accounting and financial reporting policies and practices and the quality and objectivity of the Trust's financial statements and the independent audit thereof. The Audit Committee generally is responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including the performance of permissible non-audit services; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence. The Audit Committee met two times during the last fiscal year.

The Nominating Committee, also comprised of all the Independent Trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee is governed by a charter and supplemental guidelines. While there are no specific minimum qualifications that a nominee must possess, the Nominating Committee considers factors such as a nominee's business, management or regulatory background, ability to demonstrate financial literacy, and an ability to think and act independently. In addition, nominees should represent a diversity of viewpoints, backgrounds, experiences and other demographics. Age, gender, race and national origin are relevant, but not determinative, factors considered by the Nominating Committee.

The Nominating Committee generally receives recommendations for nominees from the Independent Trustees, the Funds' adviser and/or officers of the Trust; Ms. McGeveran was recommended by personnel of the Funds' adviser. The Nominating Committee then meets separately to evaluate those recommendations to make its nominations. The Nominating Committee does not consider nominees recommended by shareholders. The Board believes this policy is appropriate because, in the Board's view, the Independent Trustees are in a better position than shareholders to evaluate the current staffing needs of the Board and the qualifications of candidates relative to those needs. During the last fiscal year, the Nominating Committee held three meetings.

The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets as necessary. During the last fiscal year, the Valuation Committee did not meet.

The Board has determined that leadership by an Independent Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" the election of the Nominee to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of The Boston Trust & Walden Funds, an open-end investment management company organized as a Massachusetts business trust on January 8, 1992. Prior to August 1, 2011, the Trust was known as The Coventry Group. The Trust's principal executive offices are located at 3435 Stelzer Road, Columbus, OH 43219. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Boston Trust Investment Management, Inc., One Beacon Street, 33rd Floor, Boston, MA 02108 as the Funds' investment adviser. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 is the Trust's administrator and provides certain fund accounting services. Boston Trust & Investment Management Company, One Beacon Street, 33rd Floor, Boston, MA 02108 serves as transfer agent and dividend disbursing agent and is the Funds' custodian, with exception of the Walden International Equity Fund, for which Citibank N.A., 339 Park Avenue, New York, NY 10022, serves as custodian. Fidelity National Information Services, Inc., 601 Riverside Avenue, Jacksonville, FL 32204 serves as the Trust's sub-transfer agent. BHIL Distributors, Inc., 4041 N. High Street, Suite 402, Columbus, Ohio 43214 is the Trust's principal underwriter.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for Proposals 1 and 2, and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Name of Fund	Shares Outstanding
Boston Trust Asset Management Fund	8,777,481.423
Boston Trust Equity Fund	5,611,031.735
Boston Trust Midcap Fund	3,116,398.579
Boston Trust SMID Cap Fund	444,917.878
Boston Trust Small Cap Fund	26,897,660.093
Walden Asset Management Fund	5,824,542.796
Walden Equity Fund	9,527,842.324
Walden Midcap Fund	2,441,511.564
Walden SMID Cap Innovations Fund	2,430,505.530
Walden Small Cap Innovations Fund	4,344,423.723
Walden International Equity Fund	1,367,646.279

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposals 1 and 2

Approval of Proposals 1 and 2 require the affirmative vote of "majority of the outstanding voting securities" of each Fund. The 1940 Act defines "majority of the outstanding voting securities" to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less. This means that Proposals 1 and 2 may be approved by less than a majority of the outstanding shares of each Fund, provided a quorum is present at the Meeting.

Shareholders in each Fund will vote separately on Proposals 1 and 2. If Proposals 1 and 2 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified that the changes will be made through either (i) a supplement to the prospectus and/or SAI or (ii) revisions to such documents at the time of the annual update to the Fund's registration statement. If shareholders of any Fund fail to approve either of Proposals 1 or 2, none of the changes contemplated by Proposals 1 and 2 will be effective for that Fund.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange ("NYSE"), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposals 1 and 2 to be non-routine matters that affect substantially a shareholder's rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may affect substantially a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum and votes against a proposal.

Approval of Proposal 3

Approval of Proposal 3 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. This means that if Ms. McGeveran receives one affirmative vote, she will be elected to the Board.

Abstentions and broker non-votes as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The NYSE does not consider Proposal 3 to be a non-routine matter that affects substantially a shareholder's rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may vote on Proposal 3 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum and votes against a proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 3.

Other Voting Information

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust's management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Funds listed:

Name of Fund	Beneficial Owner	Percent Ownership
Boston Trust Asset Management Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02018	93.91%
Boston Trust Equity Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02018	95.87%
Boston Trust Midcap Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02018	92.67%

Name of Fund	Beneficial Owner	Percent Ownership
Boston Trust SMID Cap Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02018	69.80%
Boston Trust SMID Cap Fund	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	18.42%
Boston Trust SMID Cap Fund	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480	10.40%
Boston Trust Small Cap Fund	Mercer Trust Co., Trustee One Investors Way Attn. DC Plan Admin MS N-1-G Norwood, MA 02062	24.81%
Boston Trust Small Cap Fund	National Financial Services, LLC Newport Office Center III, 5th Floor 499 Washington Boulevard Jersey City, NJ 01310	19.58%
Boston Trust Small Cap Fund	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480	14.55%
Boston Trust Small Cap Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02018	11.28%
Boston Trust Small Cap Fund	Fidelity Investments 100 Magellan Way, Mail ZN KW1C Covington, KY 41015	10.84%
Walden Asset Management Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02108	68.17%
Walden Asset Management Fund	TIAA-Cref Trust Company Custodian Trustee 211 North Broadway, Suite 1000 St. Louis MO 63102-2733	19.22%
Walden Asset Management Fund	National Financial Services LLC Newport Office Center III, 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.72%
Walden Equity Fund	Boston Trust & Investment Management Co. 1 Beacon Street, 33rd Floor Boston, MA 02108	27.16%

Name of Fund	Beneficial Owner	Percent Ownership
Walden Equity Fund	TIAA-Cref Trust Company Custodian Trustee 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	21.03%
Walden Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street Stan Francisco, CA 94104	18.37%
Walden Equity Fund	National Financial Services LLC Newport Office Center III, 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	15.51%
Walden Midcap Fund	Boston Trust & Investment Management Co. 1 Beacon Street, 33rd Floor Boston, MA 02108	95.62%
Walden SMID Cap Innovations Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02108	49.41%
Walden SMID Cap Innovations Fund	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive, East, Floor 2 Jacksonville, FL 32246	20.69%
Walden SMID Cap Innovations Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.68%
Walden Small Cap Innovations Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02108	40.79%
Walden Small Cap Innovations Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.17%
Walden Small Cap Innovations Fund	Gerlach Co., LLC 3800 Citigroup Center, Building B3-14 Tampa, FL 33610	10.30%
Walden Small Cap Innovations Fund	National Financial Services LLC Newport Office Center III, 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.12%
Walden International Equity Fund	Boston Trust & Investment Management Company 1 Beacon Street, 33rd Floor Boston, MA 02108	99.62%

Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. Lucia Santini, President of the Trust and a Trustee, is a Managing Director of Boston Trust & Investment Management Company (the "Bank") and Heidi Soumerai, a Trustee, is a Managing Director of the Bank, which has discretionary voting and investment authority over Fund shares held in client discretionary accounts. Ms. Santini also owns over 10% of the outstanding shares of BTIM, Corp., the holding company for the Bank. Ms. Soumerai serves as the Chairperson of the Bank's Corporate Governance Committee, which establishes proxy voting policy for the Bank and oversees the discharge of the Bank's responsibility to vote proxies for its client accounts. As a result, Ms. Santini, Ms. Soumerai and/or the Bank may be deemed to have control over certain Funds.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Trust's Secretary, 100 Summer Street, Suite 1700, Boston, MA 02110. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders. The Board is not aware of any other matters to come before the Meeting.

COST OF SOLICITATION

The Board is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, which is anticipated to total approximately $20,000, will be borne by the Trust. In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission ("fax") or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, The Boston Trust & Walden Funds, 100 Summer Street, Boston, MA 02108.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-282-8782, x7050 or write to Boston Trust Investment Management, Inc., One Beacon Street, 33rd Floor, Boston MA 02180.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.btim.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ LUCIA B. SANTINI
President
Dated June 10, 2016

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-800-282-8782, x7050.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12035-S47104	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:			For	Against	Abstain

1.	To approve an amendment to each Fund’s fundamental policy regarding loans.		☐	☐	☐

2.	To approve an amendment to each Fund’s fundamental policy regarding borrowing.		☐	☐	☐

3.	To elect the following individual as a Trustee:		For		Withhold

3a. Elizabeth McGeveran			☐		☐

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THIS PROXYWILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meetingof Shareholders and the Proxy Statement. Your signature(s) on thisProxy shouldbe exactly as your name(s) appear on thisProxy. If theshares are heldjointly, eachholder should signthis Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.btim.com.

E12036-S47104

THE BOSTON TRUST & WALDEN FUNDS

SPECIAL MEETING OF SHAREHOLDERS July 18, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revokingall previous proxies, if any, with respect to the Shares (defined below), hereby appoints Jennifer J. Hankins and Charles Booth as proxies,each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Boston Trust & Walden Funds (the "Trust") to be held at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 on July 18, 2016, at 10:30 a.m.,Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest ("Shares") on the proposalsset forth on the reverse regarding:(i) the approval of amendments to eachFund’s fundamental policies regarding loans and borrowing, (ii) the electionof one Trustee to the Board of Trusteesand (iii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revokedprior to its exercise by filing with the Secretaryof the Trust an instrument revoking this proxy or a duly executed proxy bearinga later date,or by appearing in person and voting at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.